                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 27, 1999

                               DAOU SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

          0-22073                                         330284454
 (Commission File Number)                     (IRS Employer Identification No.)

                  5120 Shoreham Place, San Diego, California  92122
             (Address of principal executive offices, including zip code)

                                 (619) 452-2221
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         On July 27, 1999, DAOU Systems, Inc. ("DAOU") completed a $12 million private placement financing involving the sale of 2,181,818 shares of Series A Preferred Stock (the "SHARES") to certain investors at the purchase price of $5.50 per share. DAOU will use the net proceeds from the sale of the Shares for general corporate and working capital purposes.

         The Shares were purchased by Galen Partners III, L.P., a Delaware limited partnership ("GALEN III"), and certain affiliated entities. Each Share is convertible into one share of DAOU Common Stock, subject to certain anti-dilution adjustments. Holders of the Shares will be entitled to receive dividends at the annual rate of six percent, payable in shares of Series A Preferred Stock.

         The Shares are redeemable at DAOU's option on or after July 27, 2003, and at the option of the holders under specified terms and conditions. In addition, the Shares are subject to mandatory conversion in the event that the price per share of DAOU's Common Stock reaches certain specified price targets.

         The above summary is qualified in its entirety by the terms and provisions of the exhibits filed with this Current Report on Form 8-K.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         The following exhibits are filed herewith or incorporated by reference as part of this report:


                   Exhibit
                     No.                          Document Description
                --------------      --------------------------------------------
                     4.1            Certificate of Designations of DAOU, as
                                    filed with the Secretary of State of the
                                    State of Delaware on July 23, 1999.

                     4.2            Registration Rights Agreement, dated as of
                                    July 26, 1999, by and among DAOU, Galen
                                    III, Galen Partners International III,
                                    L.P., a Delaware limited partnership
                                    ("GALEN INTERNATIONAL"), and Galen Employee
                                    Fund III, L.P., a Delaware limited
                                    partnership ("GALEN EMPLOYEE FUND").

                    10.1 Voting Agreement, dated as of July 26, 1999, by and among DAOU, Daniel J. Daou, Georges
                                    J. Daou, Galen III, Galen International and
                                    Galen Employee Fund.

                    10.2            Stock Purchase Agreement, dated as of July
                                    26, 1999, by and among DAOU, Galen III,
                                    Galen International and Galen Employee
                                    Fund.

                     99             Press release dated July 28, 1999, entitled
                                    "DAOU Systems, Inc. Completes $12 Million
                                    Private Placement Financing from Galen
                                    Partners."


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 1999                   DAOU SYSTEMS, INC.



                                      By: /s/ FRED C. MCGEE
                                         --------------------------------------
                                         Fred C. McGee, Chief Financial Officer


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


                                  EXHIBIT INDEX


                   Exhibit
                     No.                        Document Description
                --------------      --------------------------------------------
                     4.1            Certificate of Designations of DAOU, as
                                    filed with the Secretary of State of the
                                    State of Delaware on July 23, 1999.

                     4.2            Registration Rights Agreement, dated as of
                                    July 26, 1999, by and among DAOU, Galen III,
                                    Galen International and Galen Employee Fund.

                      9 Voting Agreement, dated as of July 26, 1999, by and among DAOU, Daniel J. Daou, Georges
                                    J. Daou, Galen III, Galen International and
                                    Galen Employee Fund.

                     10             Stock Purchase Agreement, dated as of July
                                    26, 1999, by and among DAOU, Galen III,
                                    Galen International and Galen Employee Fund.

                     99             Press release dated July 28, 1999, entitled
                                    "DAOU Systems, Inc. Completes $12 Million
                                    Private Placement Financing from Galen
                                    Partners."


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